Supplement to the Prospectus and

Statement of Additional Information for:

AAL Variable Product Series Fund, Inc.

AAL Variable Life Account I

AAL Variable Annuity Account I

AAL Variable Annuity Account II

dated March 1, 2001, as supplemented August 30, 2001

The information below supplements the information in the above mentioned prospectuses. Effective January 1, 2002, Lutheran Brotherhood merged with and into Aid Association for Lutherans ("AAL"), creating the largest fraternal benefit society in the United States.

As of that date, AAL will replace AAL Capital Management Corporation (“CMC”) as the investment adviser to all of the portfolios of the AAL Variable Product Series Fund, Inc. (the “Portfolios”). All references to CMC as the investment adviser should now be changed to AAL. The scope of services and fees payable under the new investment advisory contract is equivalent to the services and fees under the Portfolios’ present investment advisory contract. The principal address of AAL is 4321 North Ballard Road, Appleton, WI 54919-0001.

The date of this supplement is January 1, 2002.

Please include this supplement with your prospectus.